                                                                    EXHIBIT 10.4

FEDERAL FFEL
--------------------------------------------------------------------------------
SERVICING AGREEMENT


EDUCATION LENDING SERVICES, INC.

October 1, 2002

[LOGO OF ACS]

One World Trade Center, Suite 2200, Long Beach, CA 90831, 310/513-2700 2277 East 220th Street, Long Beach, CA 90810, 310/513-2700
2505 South Finley Road, Lombard, IL 60148, 630/620-2700
501 Bleecker Street, Utica, NY 13501, 315/738-2300

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of October 1, 2002 by and among ACS EDUCATION SERVICES, INC. ("ACS"), FIFTH THIRD BANK, as Eligible Lender Trustee (the "ELIGIBLE LENDER TRUSTEE") on behalf of EDUCATION LENDING SERVICES, INC. ("LENDER"), and LENDER at Long Beach, California, with reference to the following facts:

A. ACS has developed and is marketing a computerized origination, billing, record keeping, accounting, reporting and loan management service designated as the "Guaranteed Student Loan Processing Service" (the "Service").

B. LENDER desires ACS to assist it in managing its Federal Stafford (SSL), Federal PLUS and Federal Consolidation loans through the use of the Service.

Now, Therefore, ACS and LENDER hereby agree as follows:

1.   ACS OBLIGATIONS.

     A. ACS shall service LENDER's Federal Stafford (SSL), Federal PLUS and Federal Consolidation loan accounts as provided herein, and any similar student loan accounts as may be mutually agreed upon (the "Accounts"). For the purposes of this Agreement, an "Account" shall mean one or more loans having the same holder, borrower (and student in the case of a Federal PLUS loan), loan program, Guarantor, maturity date and repayment terms.

     B. ACS shall perform all services and duties customary to the servicing of student loans in accordance with generally established procedures and industry standards and practices, including specifically the services and duties specified in Exhibit A (Origination Services), Exhibit A-1 (Service Level Metrics), Exhibit B (Post-Origination Services) and Exhibit F (PLUS Credit Review Services Terms) attached to this Agreement. Such services and duties shall be performed with respect to each Account until such Account is paid in full (whether by the borrower or through the payment of Guarantee benefits or otherwise) or deconverted from ACS's servicing system in accordance with this Agreement, or this Agreement is otherwise terminated in accordance with Section 5 below.

     C. ACS shall perform its services and duties hereunder in compliance with, and as required by, (i) the Higher Education Act, (ii) the applicable Guarantor Regulations, and (iii) any other guarantee program as mutually agreed between LENDER and ACS, as the foregoing are reasonably interpreted and understood by ACS from time to time, and the foregoing requirements shall determine the general scope of services hereunder. For purposes of this Agreement, the "Higher Education Act" means Part B of Title IV of the Higher Education Act of 1965, as amended from time to time, and the rules and regulations of the U.S. Department of Education or any successor thereto (the "Department") promulgated thereunder, and "Guarantor Regulations" means any manual of policies and procedures to be followed under the guarantee program operated by the applicable guarantor of the loans involved (the "Guarantor"), as well as all supplements, amendments, bulletins and updates, and all other written or unwritten policies, procedures, rules and regulations promulgated or adopted, formally or informally, by such Guarantor relating to its guarantee program or the administration, interpretations, claims review or enforcement policies, procedures and practices thereunder, as the same are reasonably interpreted and understood by ACS from time to time.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     D. Within a reasonable period after delivery of the loan files to ACS (generally within 30 days unless otherwise expressly agreed), ACS shall (i) establish and maintain records received by ACS with respect to each Account and complete records of ACS's servicing of the Account from the date such servicing commenced, (ii) maintain possession of original promissory notes, loan applications and other required supplements that it receives from LENDER, stored in a fire-rated, secure vault facility located at 2277 E. 220th Street, Long Beach, California or 501 Bleecker Street, Utica, New York, and (iii) microfilm or otherwise reproduce the promissory notes, loan applications, and other required supplements and cause such reproductions to be stored at Brambles Information Management Corporation or any equivalent facility.

     E. If requested by LENDER, for any loans not originated by ACS for LENDER hereunder, ACS shall make a Full Note Examination or an Abbreviated Note Examination of the original promissory note and other loan documentation for each Account following receipt by ACS for servicing, as requested by LENDER on Exhibit D (Note Examination Election). Following such initial election, LENDER may from time to time with ACS's consent select a different loan examination option for a particular set of loans or for all subsequent loans by making a new election with respect thereto or by other appropriate written notice to ACS.

     F. By undertaking the loan examination and other duties provided above, ACS assumes no responsibility for the origination, disbursement, documentation or prior servicing of any loan (except to the extent that ACS performed any of these services), it being understood and agreed that the originator and/or prior servicer shall be responsible for all aspects of each loan prior to commencement of servicing by ACS. ACS shall not be liable for failure to detect any prior defect or note any exception during the loan examination process, provided that ACS has used reasonable care in the overall conduct of the loan examination for the entire portfolio being purchased by LENDER. In the event of any such defect or exception, LENDER shall exhaust all recourse and remedies against the original lender, prior servicer, or other responsible parties before asserting any claim against ACS related thereto. The microfilm or other reproduction of each borrower file made by ACS following delivery to ACS for servicing shall be prima facie evidence of the record of loan documentation received and reviewed by ACS, absent manifest error or other clear and convincing evidence to the contrary.

     G. If requested by LENDER, ACS shall provide cure services for rejected loans arising from non-ACS errors, as provided in Exhibit E (Blanket Cure Terms).

     H. If ACS determines that any Account has been rejected by a Guarantor and cannot or is not to be cured hereunder, LENDER is responsible for providing direction to ACS for the disposition of such Account, which shall remain on ACS's servicing system pending such direction from LENDER. If LENDER instructs ACS to deconvert any Accounts, ACS shall provide the following deconversion services:

          i. Any files related to Accounts to be returned to LENDER shall be assembled in substantially the manner in which they were received by ACS, including any pertinent documents or information received or created by ACS during its servicing;

          ii. The files related to such Accounts shall be deposited in the U.S. Mail as certified or registered mail addressed to LENDER unless otherwise agreed in writing by LENDER and ACS. ACS shall not be liable for any losses, costs or damages incurred by LENDER if files are lost after being deposited in the U.S. Mail as

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

               certified or registered mail. If so instructed by LENDER at any time, ACS shall procure at LENDER's expense such available insurance coverage as LENDER may desire with respect to such shipments;

          iii. A transmittal shall be provided by ACS to LENDER listing each Account and certain other mutually-agreeable Account information; and

          iv. Each Account record shall be removed from the ACS servicing system.

          The deconversion and file preparation and shipping fees specified in Exhibit C (Servicing Fees) shall apply to and shall be payable concurrently with any deconversion of rejected Accounts as provided above, as well as any deconversion of Accounts following any expiration or termination of this Agreement, or any other removal of Accounts from this Agreement.

     I. If any of the Accounts are guaranteed by a Guarantor that permits electronic interface or expedited or express claims filing or review processing (for example, Texas Guaranteed Student Loan Corporation's Claims Automated Processing System (TGSLC's CAPS) or Northwest Education Loan Association's Express Claim Program (NELA's ECP)), ACS may participate therein on LENDER's behalf. In such event, ACS is hereby authorized to enter into any participation agreement or similar documentation required by such Guarantor on LENDER's behalf as its agent in order to participate therein.

     J. ACS shall prepare and maintain accounting records with respect to each Account; process refunds and other adjustments; process address changes and maintain address records.

     K. ACS shall prepare a "Lender's Request for Payment of Interest and Special Allowance" to be used in billing the Department for interest and the special allowance for all eligible loans on a quarterly basis. ACS agrees to submit the billing to the Department within 30 days following the last day of each quarter (March 31, June 30, September 30, December 31). In the event that ACS does not submit the billing to the Department within 30 calendar days following the last day of each quarter, and such failure is not attributable to action or inaction by LENDER or the Department or other causes beyond ACS's reasonable control, including, without limitation, causes described in Section 13.I below, LENDER shall be entitled to payment by ACS of penalty interest. Such penalty interest shall be calculated on the actual amount of interest subsidies and special allowance payments that LENDER is entitled to receive from the Department on the Accounts covered by the billing report and for the time period between such 30th day through the date that said billing report is filed with the Department by ACS, and interest shall be determined by multiplying the LIBOR rate (as quoted in the Wall Street Journal, for the period closest in term to the actual number of days covered by penalty period) times such actual amount of interest subsidies and special allowance payments.

     L. ACS shall complete all forms and reports relating to ACS's servicing activities required by the Department or any Guarantor.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     M. ACS shall automatically credit LENDER's account whenever a borrower overpays an account by less than $5.00, and ACS shall have no responsibility for reimbursing the borrower. When the overpayment is more than $5.00, ACS shall remit the overpayment directly to the borrower. When a borrower's balance owing is less than $50.00, ACS may, at its discretion, write-off the balance.

     N. ACS shall prepare and submit all papers and documents in accordance with reimbursement procedures specified in the Common Manual: Unified Student Loan Policy, as amended from time to time, upon default of borrower.

     O. ACS shall provide prompt notice to LENDER of any proceeding or action filed, asserted or threatened against ACS that, if decided unfavorably to ACS, would adversely impact ACS' status as an eligible "third-party servicer."

2.   LENDER OBLIGATIONS.

     A. LENDER shall promptly transmit or cause to be transmitted to ACS any material written communications it or any Guarantor receives at any time with respect to any borrower's Account, including but not limited to letters, notices of death or disability, adjudications of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations. ACS will have no liability for reliance upon information that would have been corrected by timely transmittal to it of any such written communication, and shall not bear any related servicing or other costs that could have been avoided thereby.

     B. LENDER shall examine all reports submitted to it by ACS promptly upon receipt and promptly notify ACS of any discovered errors. ACS shall not be responsible for damages or losses caused by any error disclosed by a report to LENDER unless such error is brought to ACS's attention within sixty (60) days after receipt of such report by LENDER.

     C. LENDER shall be responsible for assuring that LENDER'S loan program and the origination of the Accounts (except to the extent ACS performed services with respect to origination of the Accounts) are in compliance with all applicable federal, state and local laws and regulations, including without limitation any consumer loan laws or disclosure requirements applicable thereto, and shall defend, indemnify and hold ACS harmless from any violation or non-compliance with any of the foregoing.

3.   BANKING.

     A. ACS shall establish a disbursement bank account for loan origination. Such bank account shall be in a bank designated by ACS that is reasonably acceptable to LENDER, with all earnings on such account being retained by ACS. Funding of said account shall be by wire transfer on a schedule that complements the mutually agreed upon disbursement schedule.

     B. All borrower and other remittances, including guarantor claim payments, shall be deposited to an ACS account at a remittance banking/lock box facility at a bank selected by ACS, with all earnings on such account being retained by ACS. Such remittances shall be promptly processed and posted to borrower Accounts and the associated funds shall be transferred to the Eligible Lender Trustee by ACH or wire transfer within four (4) business days of receipt.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

4.   CHARGES.

     A. LENDER shall pay ACS for services rendered in the prior month according to the schedule of fees in Exhibit C (Servicing Fees), within fifteen (15) days after receipt of an invoice sent by ACS to LENDER. Payments become delinquent if not received by ACS within thirty (30) days from the invoice date, or fifteen (15) days from the date of receipt, whichever is later, and thereafter shall incur a late charge of one and one-half percent (1-1/2%) per month until paid.

     B. The fees specified in Exhibit C shall remain fixed during the first twelve (12) months of this Agreement. Unless otherwise expressly agreed, charges during each subsequent twelve (12) month period of this Agreement may be increased over the fees charged during the previous twelve (12) month period by an amount equal to the greater of
          (i) the percentage increase in the U. S. Department of Labor's Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average (1982-84=100) (the "CPI") for the most recent twelve
          (12)-month period available at the time of each annual adjustment, or
          (ii) three percent (3%) per annum. (If at any adjustment date the CPI is no longer published, then any replacement index specified by the Bureau of Labor Statistics or successor U.S. governmental agency shall be substituted therefor, with appropriate application of any necessary conversion formula as may be specified by such agency, or if no such replacement index has been so specified, then a comparable cost-of-living index as may be mutually agreed between the parties shall be used.)

     C. ACS's fees are subject to adjustment by ACS (i) in the event of any increase in telephone or postage rates, or (ii) as provided in Section 5.C below. The amount of any fee increase due to a change in telephone or postage rates will be calculated in the same manner as any such fee increase imposed on ACS's other customers and shall be designed simply to pass on the cost of any telephone or postage rate increases affecting ACS. Upon written request by LENDER, ACS will provide LENDER with reasonable documentation supporting any telephone or postage fee increase.

     D. In addition to any other servicing fees or expense reimbursements to which ACS shall be entitled under this Agreement, LENDER agrees to reimburse ACS for (i) any sales or use taxes or similar taxes now or hereafter imposed upon any goods or services provided by or activities of ACS hereunder, and (ii) any expenses which ACS incurs as a result of any additional work required due to any transfer of the guarantee on serviced loans to a new or successor Guarantor, or any Guarantor error, or any testing, reconciliation or remediation project or other non-routine activity required by the particular needs of Guarantor or LENDER, or resulting from third party errors.

     E. In the event of any good faith dispute by LENDER regarding any amount billed by ACS, LENDER may by written notice to ACS detailing the grounds for the dispute withhold payment of such disputed amount for a reasonable period pending resolution of the dispute, but shall pay the undisputed portion billed when and as due. If the dispute has not been mutually resolved within sixty (60) days after the date initially due, LENDER shall deposit the withheld amount into an independent escrow satisfactory to ACS pending mutual agreement or court decision regarding proper disposition of such funds. Failure of LENDER to pay the undisputed portion of a billing or to place any disputed amount in escrow as provided above shall constitute a default hereunder.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     F. ACS shall have the right to offset any amounts due from ACS to LENDER against the servicing fees or other amounts due ACS hereunder.

5.   TERM AND TERMINATION.

     A. This Agreement is for a term beginning October 1, 2002 and ending on the third (3rd) anniversary of such date; provided, however, that unless either party shall give the other written notice of its intention not to renew this Agreement at least ninety (90) days prior to its scheduled expiration date, this Agreement shall automatically renew for successive twelve (12)-month periods thereafter, subject to any renegotiated terms which may be mutually desired.

     B. Either party may terminate this Agreement before its expiration upon a material breach by the other party, if such breach has not been cured within ninety (90) days after written notice of such material breach has been sent to the other party, which written notice shall specify in reasonable detail the alleged breach and reference this provision; provided, however, that the notice and cure period shall only be thirty (30) days if the breach is the non-payment of ACS's fees or other charges.

     C. In the event of changes in the Higher Education Act, Guarantor Regulations, or other current or future law, regulation or other requirement applicable to the serviced loans, including without limitation, any changes in any interpretation, claims review or enforcement policies, procedures or practices with respect thereto (and including, without limitation, implementation or enforcement of third-party servicer regulations promulgated by the Department), which in ACS's reasonable determination expose ACS to increased risk of liability to the Secretary of Education, LENDER or any other party, impose increased duties or obligations upon ACS, cause ACS to incur additional expense, or restrict or derogate from ACS's indemnification rights or liability limitations under this Agreement, ACS shall have the right, at its option, to (i) terminate this Agreement upon one hundred twenty (120) days' prior written notice to LENDER, or (ii) propose to LENDER an amendment to this Agreement which in ACS's reasonable judgment appropriately addresses the increased risk, duties or obligations (which may include an adjustment to ACS's fees and/or expense reimbursements), and if the parties are unable to agree upon such amendment within thirty (30) days after the same is submitted to LENDER, any proposed adjustment shall not become effective and ACS shall be entitled to terminate this Agreement upon one hundred twenty
          (120) days' prior written notice to LENDER.

     D. Notwithstanding any termination or expiration of this Agreement, except in the case of termination by LENDER pursuant to Section 5.B or by ACS pursuant to Section 5.C, and notwithstanding any sale of any Accounts by LENDER or any subsequent owner, ACS shall have the right and option to continue to service each of the Accounts on its system under the terms of this Agreement on a "life of loan" basis until such Account is paid in full by or on behalf of the borrower or the Guarantor. Unless ACS notifies LENDER in writing that it elects not to continue "life of loan" servicing thereafter at the time of a termination or expiration of this Agreement, such event will only result in no additional Accounts being placed with ACS for servicing hereunder, but will not affect the continued servicing of existing Accounts hereunder. In the event of ACS' negligence or willful misconduct with respect to the servicing of Accounts subject to "life of loan" servicing hereunder, at LENDER's option, ACS shall deconvert and transfer any such Accounts to LENDER or its new servicer, and ACS shall reduce the deconversion fees with respect to such deconversion so that ACS shall be entitled to collect, and LENDER shall remain responsible for, only those

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

          actual and reasonable labor costs and out of pocket expenses incurred by ACS directly in connection with such deconversion.

6.   REVIEWS AND AUDITS.

     A. LENDER or its agent shall have the right, at reasonable hours and under reasonable circumstances on a mutually-agreeable schedule, to examine all LENDER's assigned student loan records and material serviced by ACS that it deems necessary to determine compliance with this Agreement. ACS shall submit to like examination by any governmental agency or authority having supervisory jurisdiction over LENDER.

     B. ACS agrees to provide LENDER with (i) a copy of ACS's annual SAS 70 servicer audit without charge, and (ii) a copy of ACS's Lender Audit Guide audit report, as required by the Department under the Act, at a prorated charge consistent with the manner charged by ACS generally to its other clients.

     C. As authorized by law, ACS shall cooperate fully with independent auditors, the Secretary of Education, the Department's Inspector General, the Comptroller General of the United States, and any applicable Guarantor, or their authorized representatives, in the conduct of audits, investigations, and program reviews with respect to LENDER or the Title IV, Higher Education Act programs administered by ACS for LENDER, as authorized by law. Furthermore, LENDER agrees to provide ACS with written notice and copies of all audit reports or findings (preliminary or final) relating to ACS's administration of any aspect of such program for LENDER, as soon as such audit reports or findings are available to LENDER. LENDER further agrees to indemnify, reimburse and hold ACS harmless from the cost of cooperating with, responding to or appealing any such audit report or finding (including any cost of an attestation engagement performed for any such response or appeal, attorneys' fees and costs), unless such audit was caused by any ACS misconduct. If the results of any such audit, investigation or program review shows material origination and/or servicing errors by ACS which jeopardize the insurability of the Accounts hereunder at or above 15% of the LENDER's Accounts subject to such audit, investigation or program review, then ACS shall pay the cost of such audit, investigation or program review.

7.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF ACS.

ACS makes the following representations, warranties and covenants to LENDER on the date of this Agreement.

     A. ACS (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; (ii) is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as contemplated by this Agreement including, without limitation, eligibility as a third-party servicer under the Higher Education Act; and (iv) is in material compliance with all applicable laws and regulations.

     B. The execution and delivery by ACS of this Agreement and the performance of its obligations hereunder (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement; and (iv) do not violate any provision of its articles of in corporation or bylaws.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     C. ACS will maintain in effect all qualifications required in order to service the Accounts and comply in all material respects with all requirements of law if a failure to comply would have a materially adverse effect on its ability to service the Accounts.

     D. ACS will not permit any rescission or cancellation of an Account except as ordered by a court or other government authority, or as consented to by the LENDER.

     E. ACS will not reschedule, revise, defer or otherwise compromise payments due on any Account except during any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards and requirements for servicing of the Accounts, or as consented to by the LENDER.

     F. All ACS financial statements delivered to LENDER were prepared according to U.S. generally accepted accounting principles ("GAAP") consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of ACS.

     G. No event which could cause a material adverse effect on ACS's financial condition has occurred, and if such event shall occur, ACS shall promptly give LENDER notice thereof.

     H. ACS is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition or its ability to meet its obligations under this Agreement and no outstanding or unpaid judgments against ACS exist, and if such event shall occur, ACS shall promptly give LENDER notice thereof.

     I. Until all Accounts serviced hereunder have been repaid in full, or paid as a claim by the Guarantor, or transferred to another servicer, ACS agrees as follows:

               i. ACS shall cause to be furnished to LENDER its financial statements within one hundred twenty (120) days after the end of each fiscal year audited by nationally recognized independent certified public accountants.

               ii. ACS shall maintain books, records and accounts necessary to prepare financial statements according to GAAP and maintain adequate internal financial controls.

               iii. ACS shall maintain all licenses, permits and franchises necessary for its business.

J. This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of ACS, enforceable against ACS according to its terms.

K. The above representations, warranties and covenants, or any breach thereof, shall not independently give rise to any cause of action or claim for damages in the absence of monetary loss or other material breach by ACS of the terms and conditions of this Agreement.

L. ACS shall use due care and diligence in performing its services in a timely manner consistent with the applicable student loan program as reasonably interpreted and understood by ACS.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

8.   EXCLUSION OF WARRANTIES AND LIMITATIONS OF ACS'S LIABILITY.

     A. ACS shall be entitled to rely upon any information or data supplied to it by LENDER, any party on LENDER's behalf, or any third party normally relied upon by servicers in the student loan industry (schools, clearinghouses, etc.), and shall have no liability for any error or loss if any such information or data is incomplete or inaccurate. ACS shall not be responsible for reviewing and verifying the compliance of the loan applications, promissory notes and related disclosures and processes with applicable state and federal laws and regulations, and ACS shall be fully entitled to rely upon and use such materials and processes and shall have no liability for any damages or loss resulting from such use.

     B. Except for the representations, warranties and covenants in Section 7 of this Agreement, ACS hereby excludes and disclaims any and all other warranties with respect to its services under this Agreement, and no employee, agent or representative of ACS has the authority to bind ACS to any other oral or written representation or warranty. LENDER will review all processing output, reports and other information provided to it by ACS and will use due care and diligence to detect and notify ACS of any errors therein which LENDER discovers. Upon prompt notification to or discovery by ACS of any processing error or data inaccuracy, ACS shall use its best efforts to re-perform any erroneous processing to the extent practicable and necessary, without charge if ACS is at fault and otherwise at a rate equal, in ACS's best judgment, to the greater of its original charge for such processing or its direct and allocated indirect cost of such reprocessing.

     C. ACS shall be entitled to cure at its own expense any error or omission in the performance of its duties under this Agreement by the reperformance of such duties to the extent such reperformance will reasonably eliminate or mitigate any losses to LENDER.

     D. Notwithstanding the form in which any legal or equitable action may be brought, whether in contract, tort, negligence, strict liability or otherwise, ACS's liability, if any, arising out of or in any way related to any act or omission by ACS in connection with this Agreement or its services hereunder, including but not limited to errors solely due to ACS, its equipment, operators, programmers, or program, shall be limited to direct losses of principal and interest on rejected claims resulting from ACS's negligence or willful misconduct. In the event a loan is rejected by a Guarantor due to ACS's negligence or willful misconduct, and ACS is unable to cure the Loan within twelve (12) months of the final reject date, ACS shall reimburse LENDER for all principal and accrued interest and special allowance payments loss thereon (including such loss during the period of non-guarantee) by the end of the thirteenth (13th) month following the final reject date, and the loan shall thereupon be assigned and transferred to ACS or its designee, and this shall be the sole and exclusive remedy of LENDER. If the guarantee is reinstated, ACS shall reimburse LENDER for any interest and special allowance payments lost on the Loan prior to its reinstatement.

     E. Notwithstanding any other provision of this Agreement, except for willful misconduct, ACS's liability, if any, arising out of or in any way related to any act or omission by ACS in connection with any loans which (i) entered repayment status prior to the date that ACS assumes servicing responsibility, or (ii) have previously been cured following non-ACS servicing error (i.e., rehab loans), or (iii) have been deconverted from ACS's servicing system prior to the assertion of ACS's liability, shall be limited to general money damages in an aggregate amount with respect to any Account not to exceed the amount paid for ACS's services by LENDER with respect to such Account, and this shall be the sole and exclusive remedy of LENDER.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     F. ACS shall have no liability for its failure to comply with any law, rule, regulation or other requirement applicable to any of the serviced loans, including without limitation any change in any interpretation, claims review or enforcement policies, procedures or practices with respect thereto, (i) that was not articulated in writing and actually made known to ACS or the student loan servicing industry generally a reasonable period in advance of its implementation, (ii) that is inconsistent with general industry practices or prior Guarantor conduct or requirements unless and until ACS shall have been notified thereof and had a reasonable opportunity to comply with such new requirement and then only with respect to servicing performed after the date thereof (i.e., not on a retroactive basis with respect to servicing which has previously occurred based upon prior requirements), or (iii) during any period in which the Department and/or any Guarantor shall have indicated that it will not enforce any such requirement, even if such requirement may legally be in effect.

     G. In no event, regardless of ACS's ability to reperform or cure any error, shall ACS be liable under any circumstances, (i) for any incidental, indirect, special, punitive or consequential damages, or
          (ii) for failure to provide services herein for reasons beyond its reasonable control, or (iii) for any violation of applicable law, regulation or other requirement under this Agreement, where ACS's action or inaction was in accordance with general industry standards at such time, or (iv) for any losses, liabilities or expenses directly or indirectly arising in whole or in part from or relating to any Guarantor error (to the extent such loss, liability or expense resulted directly and primarily from such Guarantor error), or (v) for any losses, liabilities or expenses directly or indirectly arising in whole or in part from or relating to any data transmission or electronic data interchange (EDI) failure or error not due to ACS's negligence or willful misconduct, or (vi) for the uncollectibility or non-payment of any amounts payable on or with respect to Accounts serviced hereunder, or the failure of any Guarantor to pay any claim on a loan Account for any reason (including but not limited to the bankruptcy or insolvency of the Guarantor) except where the uncollectibility or failure to pay such claim is a result of ACS's negligence or willful misconduct as provided hereinabove; provided, however, that in no event shall ACS be liable for the uncollectibility or non-payment of any amounts payable on or with respect to any Accounts serviced hereunder which were delinquent on the date that ACS assumed servicing responsibility, or the inability to submit any claim on any such delinquent loan Account to any Guarantor or the failure of any Guarantor to pay any claim on any such delinquent loan Account. These limitations on ACS's liability and exclusion of damages are independent of any other remedy or provision herein and shall not be affected by ACS's inability to reperform or cure any error or any failure of any other remedy or provision.

     H. ACS's sole liability under or in connection with this Agreement or its services, whether in contract, tort, negligence, strict liability, pursuant to violation of statute or regulation, or under any other theory, shall be limited as provided in this Section 8, and the provisions hereof shall constitute the sole and exclusive remedy of LENDER. Except for (and in addition to) amounts that may be paid to LENDER pursuant to Paragraph D of this Section 8, in no event other than willful misconduct shall ACS have any liability arising out of or in any way related to any act or omission by ACS in connection with this Agreement or its services hereunder for an aggregate amount greater than two times ACS's gross annual revenue from servicing the Accounts covered by this Agreement for the previous twelve months (annualized based on the prior months' revenues during the first year hereof, if ACS has not previously provided services for these Accounts).

     I. No claim or action, regardless of form, arising out of or in any way related to any act or omission by ACS in connection with this Agreement or its services hereunder shall be

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

          brought by LENDER more than one year after LENDER becomes aware of the act or omission by ACS giving rise to such claim or action. In the case of rejected claims due to ACS negligence or willful misconduct, such one-year period shall commence at the end of the 13th month following the final reject date.

     J. The parties agree that the foregoing provisions have been reflected in the amount of the charges payable by LENDER to ACS for the Service, are an essential part of the basis for the bargain between the parties, and that ACS would not have entered into this Agreement but for such provisions.

9.   INDEMNIFICATION.

If ACS or LENDER is required to appear in or is made a defendant in any legal action or other proceeding commenced by a borrower or other third party with respect to any loan Account for which services are provided hereunder, LENDER shall defend and indemnify ACS against, and hold it harmless from, all claims, losses, liabilities, and expenses (including reasonable attorneys' fees) arising thereunder, except where the gravamen of the complaint arises directly and primarily from ACS's negligence or willful misconduct with regard to the performance of services hereunder. ACS shall defend and indemnify LENDER against, and hold it harmless from, all claims, losses, liabilities, and expenses (including reasonable attorneys' fees) arising from ACS's negligence or willful misconduct with regard to the performance of services hereunder (subject to Section 8 above). In particular, without limiting the foregoing, it is understood that ACS shall be entitled to a defense and indemnity as provided above where a student alleges that he or she did not receive a proper education and/or was defrauded by the school or lender, or that a prior or subsequent servicer or collection agency committed any error or misconduct or violated any law or regulation.

10.  CONTINGENCY PLAN.

ACS shall maintain a contingency plan (the "Plan") and allow LENDER to review said Plan at ACS's site. Such review shall be no more frequently than on an annual basis or within sixty (60) days of implementing any material changes to the Plan.

11.  FINANCIAL AND ADMINISTRATIVE RESPONSIBILITY.

Each party hereto represents that it is currently in compliance with, and agrees to maintain its compliance with, all financial and administrative responsibility standards or requirements that may be established from time to time by the Department or any Guarantor for participation in the Title IV, Higher Education Act programs for which ACS provides services hereunder. Each party shall have the right to terminate this Agreement upon one hundred twenty (120) days' written notice to the other in the event that the Department's financial or administrative responsibility standards or requirements are hereafter changed and as a result such party does not thereafter satisfy such standards or requirements.

12.  WAIVER OF JURY TRIAL.

THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR ANY SUCH OTHER DOCUMENT OR AGREEMENT, OR THE SERVICES AND TRANSACTIONS RELATED HERETO OR THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT OR OTHERWISE.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

13.  MISCELLANEOUS.

     A. All specifications, tapes, data cards, programs, forms and procedures used or developed by ACS in connection with this Agreement (except those supplied by LENDER) shall be and remain the sole property of ACS.

     B. All information belonging to LENDER shall be retained by ACS in confidence. ACS shall not use, make, and/or maintain a list of LENDER's Account names, addresses, and/or account numbers for any purpose other than fulfillment of its duties as servicer under this Agreement. Upon termination or expiration of this Agreement, ACS shall deconvert the loan Accounts as provided in Section 1.H above.

     C. Each party hereto shall comply at all times with financial privacy and data security requirements of the Gramm-Leach-Bliley Act, 15 U.S.C. 6801 et seq. (the "GLB Act") and any other applicable consumer privacy laws, and enter into such additional agreements or provisions as shall be reasonably requested by the other party regarding or confirming such compliance. Should any future changes in the GLB Act or other applicable privacy requirements impose additional costs on ACS, LENDER shall pay or reimburse ACS for such additional costs.

     D. Both parties agree to maintain the confidentiality of this Agreement and all amendments hereto, and the terms hereof, and any audit reports or findings (preliminary or final) relating to ACS's administration of any Title IV, Higher Education Act program for LENDER, and not to disclose or deliver the same (or any copies, excerpts or summaries thereof) to the Department, any other government agency, national accrediting agency, or any other third party (whether pursuant to regulation, governmental request, or otherwise) without first using best efforts to give the other party prior written notice of such intention, which notice shall be sent by fax, Federal Express or other overnight delivery service, and addressed to the President of the other party. The other party may, at its option, thereupon take appropriate steps to assure that any such information that may be entitled to protection from disclosure under the Freedom of Information Act (FOIA) is so protected, and the first party shall cooperate with such efforts to protect from FOIA disclosure any information of the other party which the other party believes to constitute trade secrets, or of a commercial or financial interest, or of a privileged or confidential nature, etc., including the inclusion with such disclosure or delivery of appropriate submissions asserting protection from FOIA disclosure. Notwithstanding the foregoing, either party may disclose or deliver any of the foregoing to their independent auditors on a confidential basis, provided that such auditors shall not disclose or deliver the same without the disclosing party first complying with this paragraph.

     E. This Agreement and its performance shall be governed by the internal laws of the State of California. Any legal action or other proceeding related to this Agreement or the services provided hereunder shall be brought in the appropriate State or Federal courts sitting in Los Angeles, California, and all parties waive any objection to venue in such courts and consent to the exclusive jurisdiction of such courts.

     F. This Agreement may not be assigned except to an entity succeeding to the business or assets of the assigning party, with written notice to the other party.

     G. ACS reserves the right to change any part or all of the Service upon written notice to LENDER where appropriate; provided, however, that such change shall not abrogate or in

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

          any way modify the substantive provisions of, and general duties of ACS under, this Agreement.

     H. LENDER agrees to provide ACS upon request with LENDER's current financial statements filed with the Securities and Exchange Commission and such other financial information as ACS may request from time to time and that LENDER may agree to provide.

     I. If either party is rendered unable, wholly or in part, to carry out its obligations under this Agreement (other than the payment of money) by reason of any act of God, act of war or terrorism, civil disturbance, strike or labor unrest, breakdown or interruption of power or communications systems, computer or other equipment failure, failure of subcontractors or suppliers, or other circumstances or event outside such party's reasonable control (whether or not similar to the foregoing), the obligations of such party shall be suspended to the extent thereof, and such party shall not be liable to the other party for any non-performance hereunder or incomplete performance as a result.

     J. This Agreement supersedes any prior agreement and contains the entire agreement of the parties on the subject matter hereof. No other agreement, statement or promise made by any party to any employee, officer or agent of the other party to this Agreement, or any other person, that is not in writing and signed by both parties to this Agreement, shall be binding upon them. No waiver, alteration or modification of the Agreement shall bind ACS or LENDER unless in writing and duly executed by ACS and LENDER.

     K. In the event any Account is transferred off ACS's servicing system, whether in connection with a termination or expiration of this Agreement as to which ACS elects not to continue servicing existing Accounts, or otherwise, unless otherwise expressly provided herein or agreed in writing at the time of such transfer off, LENDER agrees to pay ACS the deconversion and file preparation and shipping fees specified in Exhibit C (Servicing Fees).

     L. Any notice required under this Agreement shall be in writing and shall be effective upon personal delivery or facsimile transmission or upon receipt after being sent by Federal Express or mailed by registered or certified mail, return receipt requested, postage pre-paid, addressed as follows: If to ACS, at One World Trade Center, Suite 2200, Long Beach, California 90831-2200, Attn: President, or if to LENDER, at the address for LENDER set forth in ACS's records for delivery of reports hereunder. Each party may specify a different address by sending to the other written notice of such different address as provided herein.

     M. The section captions in this Agreement are for convenience only and will not be deemed part of this Agreement or used in the interpretation thereof. Both parties or their counsel have participated in the preparation, drafting and negotiation of this Agreement. Accordingly, this Agreement shall be construed according to its fair language and any ambiguities shall not be resolved against either party as the drafting party.

     N. The invalidity, illegality or unenforceability of any provision or term of this Agreement in any instance shall not affect the validity or enforceability of such provision in any other instance or the validity or enforceability of any other provision, and each such provision shall be enforced to the fullest extent possible.

     O. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

14. INSURANCE COVERAGE. ACS will keep in force and effect computer services and software errors and omissions coverage of not less than $2,000,000, an umbrella liability policy of not less than $15,000,000, employee crime (including fidelity) insurance of not less than $1,000,000 and business interruption insurance of not less than $1,000,000. ACS will furnish proof of such coverage to the LENDER from time to time upon request by LENDER. Should the insurance coverage, or any portion thereof, be voluntarily terminated or reduced by ACS or involuntarily terminated or reduced without LENDER's consent, ACS shall, if available, replace such terminated or reduced portions of the insurance coverage prior to final termination or reduction, or as soon thereafter as commercially reasonable. In the event of any termination or reduction in coverage, voluntary or involuntary, ACS shall notify LENDER immediately, but in no event later than five (5) business days following receipt of notice of the termination or reduction or, with respect to voluntary termination or modification, contemporaneously with ACS's giving notice to the insurer.

15.  SECURITY INTEREST OF INDENTURE TRUSTEE.

     A. ACS acknowledges and agrees that all or a portion of the right, title and interest of LENDER under this Agreement and the Eligible Lender Trustee under the Accounts serviced hereunder may be assigned to the Indenture Trustee or the other secured parties (the "Secured Parties") pursuant to an indenture of trust or other security agreement (the "Indenture") and that, if the original promissory notes are delivered to ACS, ACS shall hold all such original promissory notes evidencing the student loans within such Accounts and related documentation as bailee on behalf of the Indenture Trustee as holder of a security interest in such student loans under the terms and conditions of the Indenture.

     B. LENDER shall advise ACS in writing of the particular Indenture Trustee to which the Accounts have been assigned, if any, prior to the assignment becoming effective.

     C. In order for LENDER to direct ACS to transfer any such Account from the account of LENDER (to the Secured Parties, another authority, an eligible lender, another indenture account of LENDER, or a successor servicer, pursuant to the Indenture or otherwise), ACS must first receive a Request to Transfer Loans form which shall not be valid without the signature of the Indenture Trustee.

     D. The security interest of the Secured Parties and the provisions of this Section 15, shall not be amended or revoked without the written consent of the Indenture Trustee.

     E. ACS hereby acknowledges and agrees that the security interest of the Secured Parties in the Loans under the Indenture shall be and is hereby prior to any lien ACS may have in such Financed Student Loans (other than its fees due hereunder), and ACS agrees to execute and deliver to the Indenture Trustee all financing statements, notices and other instruments reasonably requested in connection with this Agreement by the Indenture Trustee.

     F. ACS acknowledges that upon the occurrence of certain events of default under the Indenture pursuant to which Loans are financed, the Indenture Trustee shall have the right to exercise the termination rights of the LENDER set forth in Section 5. Notwithstanding anything in this Section 15 to the contrary, ACS shall, within a reasonable time frame after receipt of a written request by the Indenture Trustee, and upon a mutually agreeable schedule, release any and all Loans to the Indenture Trustee.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

16.  SERVICING FOR AFFILIATES.

Upon request of LENDER, ACS agrees to provide services pursuant to this Agreement for and on behalf of one or more corporations or limited liability companies that are controlled by or under common control with LENDER and trusts that are established by LENDER or any of such corporations or limited liability companies (herein an "Affiliate") with respect to Accounts originated by ACS and owned by such Affiliate. To initiate ACS's obligation to provide services for any Affiliate, LENDER shall identify such Affiliate in writing and ACS, LENDER, the Affiliate and the Eligible Lender Trustee on behalf of the Affiliate shall execute and deliver an Affiliate Servicing Addendum in substantially the form attached hereto as Exhibit G. Upon execution and delivery of the Affiliate Servicing Addendum, ACS shall provide services to such Affiliate in accordance with this Agreement and such Affiliate Servicing Addendum.

Executed as of the day and year first above written.

ACS EDUCATION SERVICES, INC.               EDUCATION LENDING SERVICES, INC.

By     /s/ Steven E. Snyder                By     /s/ Douglas L. Feist
  ---------------------------------------     ---------------------------------------
Title  Steven E. Snyder, President         Title  Executive Vice President/Secretary
                                                -------------------------------------


By     /s/ Meliss Hankin                   FIFTH THIRD BANK, as Eligible Lender
  ---------------------------------------  Trustee for Education Lending Services, Inc.
Title  Meliss Hankin, Sr. Vice President


                                           By:  /s/ Brian J. Gardner
                                                --------------------------------
                                           Title: AVP & STO
                                                  ------------------------------

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT A
                              ORIGINATION SERVICES

ACS's FFEL Origination Service consists of the following activities, applicant notices, and reports.

I.   ACTIVITIES

     1.   Open and date stamp incoming mail.

     2. Enter manually or electronically all loan applications data onto the Loan Origination System.

     3.   Validation of applications for completeness and accuracy.

     4. Attempt to obtain information for incomplete applications by telephone and if unsuccessful by correspondence.

     5. Transmit loans to the Guarantor and receive approved/rejected loans from the Guarantor.

     6.   Process loan cancellations.

     7.   Disburse loan proceeds as scheduled by Lender and/or schools.

     8.   Convert disbursed loans to the Loan Servicing System.

     9. Perform Guarantor reporting on behalf of the Lender and in compliance with the applicable Guarantor program requirements.

     10. Borrower files will be secured and fire protected to the degree it will not obstruct processing during the Origination process.

     11.  Respond to telephone and written inquiries from borrowers and schools.

In connection with the foregoing origination services, LENDER authorizes ACS to review and approve the loan application on LENDER's behalf, and where required by the applicable Guarantor, execute the loan application on LENDER's behalf to indicate such approval. Unless otherwise expressly requested by LENDER in writing to ACS, ACS shall be authorized to approve any loan application on LENDER's behalf that appears to be properly completed by the borrower and the school, without regard to the identity of the borrower or the school.

II.  APPLICANT NOTICES

..    Validation Incomplete Letter - Requests information from the borrower that is missing or invalid on their application.

..    Lender Reject Letter - Notifies the borrower that the lender has rejected their loan application.

..    Disclosure Statement - Loan document produced by the system letter generator and replaces the state printed disclosure. Disclosure statement printing by ACS allows full electronic interface with the Guarantor, enhancing processing time and reducing paper flow.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

..    Loan Cancellation Letter - Notifies the borrower that the lender has received and processed the borrower's or school's request to cancel their loan.

     .    Borrower Request
     .    School Request

..    Loan Recovery Letter - Notifies the borrower that the lender has received and processed their returned disbursement check.

..    Validation Approval Letter - Notifies the applicant that their loan application has been approved by the lender and Guarantor and their scheduled disbursement date.

III. REPORTS

..    Application Error Report - ACS internal report used to identify applications that did not pass the system validation program. Validation is established using the lenders unique lender policy as well as the loan program and Guarantor requirements.

..    Disbursement Listing - Report provided to the lender and user as a check roster. This report provides the lender with accounting entry information.

..    Undisbursed Commitments Report - Provides the lender with detailed information on an individual loan basis, about undisbursed loan commitments.

..    Undisbursed Funds Analysis - Provides the lender with detailed information on an individual loan basis, about undisbursed loan commitments. The report can be used as a tool to provide schools with information about future disbursements to borrowers attending that institution.

..    Undisbursed Analysis by Date - Provides the lender with detailed information on an individual loan basis, about undisbursed loan commitments. The report can be used as a tool to provide the lender with cash flow projections to fund their student loans.

..    Validation Acceptance Report - ACS internal report used to identify those loans which passed validation The report displays key data elements to verify their correct entry.

..    Approved Loan Listing - ACS internal report which provides evidence of loan guarantee by the Guarantor. This report enables reduced application processing time and paper flow. This report allows ACS full electronic interface with the Guarantor, enhancing processing time and reducing paper flow.

..    Application Status Grand Totals - Provides the lender with management information concerning the total number of applications and corresponding dollar amounts for specific loan application status.

..    Lender Month End Manifest - Provides the lender with required Guarantor month end reporting of loan origination activity. The report is used to pay the lender insurance premium (guarantee) fees.

..    Lender Month End Manifest Detail - Provides the lender with borrower level detail of transaction activity to support the Lender Month End Manifest.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                   EXHIBIT A-1
                              SERVICE LEVEL METRICS

Area                                       Action                           Target Metric
---------------------------------------------------------------------------------------------------------------------------
Application Data Files Loaded              Loaded into system               Within one (1) business day
---------------------------------------------------------------------------------------------------------------------------
Application Data Entry Completed           Paper Applications               100% within three (3) business days of
                                                                            receipt
---------------------------------------------------------------------------------------------------------------------------
Sending Loan Verification Certificates     Sent (Fax or Mail)               .  Electronic submissions - 100 % within one
                                                                            (1) business day
                                                                            .  Paper Only Submission - 100% within three
                                                                            (3) business days
---------------------------------------------------------------------------------------------------------------------------
LVC Data Entry                             Completed LVC's Keyed            100% within 3 business days of receipt of
                                                                            completed LVC
---------------------------------------------------------------------------------------------------------------------------
Request Guaranty                           Submit to guarantor for          Within 10 business days of funded loan
                                           guaranty
---------------------------------------------------------------------------------------------------------------------------
Funding                                    Fund completed, guaranteed       100% within 2 days of completing the
                                           applications                     application file
---------------------------------------------------------------------------------------------------------------------------
Total Time to Fund                         Report on total days from        Targeted to achieve 80% within 45 days -
                                           date of entry to ACS system
                                           to date of loan funding
---------------------------------------------------------------------------------------------------------------------------
Phones Stats                                                                .  Max 5% Abandon
                                                                            .  80% of calls answered in les than 20 seconds
                                                                            .  Average Handle Time
---------------------------------------------------------------------------------------------------------------------------
Lender Service                             Response to e-mail inquiries     Within two (2) business days
---------------------------------------------------------------------------------------------------------------------------
Customer Service Hours of Operation                                         Consolidation:
                                                                            M-Th: 7:00 AM - 4:30 PM
                                                                            Fri:  7:00 AM - 3:30 PM
                                                                            Borrower Services:
                                                                            M-F: 5:00 AM - 9:00 PM
                                                                            Web Site - 24/7

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

LVC FOLLOW-UP

Day/Timeline             Action
----------------------------------------------------------------------
Day 1                    LVC Sent
----------------------------------------------------------------------
Day 15                   1st Follow-up - phone call to creditor
----------------------------------------------------------------------
Day 25                   2nd Follow-up - phone call to creditor
----------------------------------------------------------------------
Day 30                   Letter/E-mail to borrower
----------------------------------------------------------------------
Day 60                   Cancel for no activity if LVC's un-received -
                         returned to originator

FOLLOW-UP:
Establish reporting to monitor above metrics.
Frequency: weekly report initially - monthly reporting upon mutual agreement. Establish Monthly call to review SLA metrics.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT B
                            POST-ORIGINATION SERVICES

1.   LOAN CONVERSION

At the time of purchase or placement of a loan with ACS for servicing, the loan shall be converted and a note examination may be conducted in accordance to predetermined criteria. The tasks involved in loan conversion generally include:

     Origination and Verification of Account Data
     Generation of Receipt of Loans Transferred
     Account Package Preparation
     Generation of Exceptions Report
     Renegotiation of Rejected Accounts
     Reconciliation and Balancing
     Keypunch Account Data
     Microfilm and Microfiche Copies
     Run Serialization Crosscheck
     Edit and Error Correction
     Appropriate Vault Space
     Generate Sale Transmittal
     Mail Conversion Notification to Borrower

2.   BORROWER RELATIONS

Borrower relations begin during In-school Status and continue throughout the life of the loan. During this period, the Service generally provides the following printed notices to the borrower and required telephone contacts:

     Introductory Letter
     Pre-Grace Statement
     Separation Data Change Letters
     Disclosure Statement
     Phone/Address Verification
     Grace Expiration/First Payment Reminder
     Student Status Verification (as required)
     Skip Trace Locate Letters
     Response to Borrower Inquiry Letters
     Deferment Processed Notices:
          Continuing
          Forbearance
          Unemployment
          Other Deferment
     Billing Notices:
          Interim Interest Notices
          Regular Installment and Past Due Payment Notices
     Interim and Payout Demand Notices

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     Telephone Contacts:
          Due Diligence Borrower Calls
          Due Diligence Parent/Relative Calls
          Skip Tracing Calls
          Response to Borrower Inquiry Calls

3.   RELATED LOAN SERVICING ACTIVITIES

     Related loan servicing activities include:

     Lock Box Remittance Banking
     Payment Processing
     Name/Address Updates
     Payment Research and Special Handling
     Interest Capitalization
     Payment Reapplication
     Internal Audit of Default Claim
     Claim Preparation and Submission
     Reperformance/Renegotiation

4.   REPORTING

Record keeping and accounting are performed as part of the Service. A series of monthly reports are provided to LENDER regarding the status of its loans. This reporting includes:

     Loans Transferred/Removed Ledger
     Student Loan Ledger
     Monthly Transaction Report
     Accounting Entry Summary Report
     Portfolio Summary and Analysis - Characteristics
     Portfolio Summary and Analysis - Delinquency
     Portfolio Summary and Analysis - Maturity Analysis
     Portfolio Summary and Analysis - Reconciliation
     Delinquent Report and Summary
     Name/Address Report
     Paid-in-Full Ledger
     Receipt for Loans Transferred

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT C

                                 SERVICING FEES

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT D
                            NOTE EXAMINATION ELECTION

LENDER hereby makes the following election with respect to any Note Examination or other document examination to be performed by ACS in connection with loan files to be serviced by ACS hereunder (other than any loans which may be originated by ACS for LENDER):

ACS ENCOURAGES ALL LENDERS TO HAVE A NOTE EXAMINATION PERFORMED UPON ALL NON-ACS ORIGINATED FILES TO BE DELIVERED TO ACS FOR SERVICING, SO AS TO MINIMIZE TO THE EXTENT POSSIBLE THE LIKELIHOOD OF LOSSES OR OTHER SERVICING PROBLEMS WHICH MAY RESULT FROM MISSING OR INADEQUATE LOAN DOCUMENTATION. IF LENDER ELECTS NOT TO HAVE A NOTE EXAMINATION, LENDER THEREBY AGREES TO ACCEPT FULL RESPONSIBILITY FOR ANY LOSSES OR SERVICING ERRORS WHICH RESULT IN WHOLE OR IN PART FROM MISSING OR INADEQUATE LOAN DOCUMENTATION. NOTWITHSTANDING LENDER'S ELECTION, ACS'S LIABILITY FOR ANY LOSSES ARISING FROM ITS FAILURE TO DETECT MISSING, INCOMPLETE, INACCURATE, OR ERRONEOUS DATA OR DOCUMENTS SHALL BE SUBJECT TO THE LIABILITY LIMITATIONS SPECIFIED IN SECTIONS 1.F AND 8 OF THE SERVICING AGREEMENT.

..    FULL NOTE EXAMINATION

     If LENDER has elected Full Note Examination, ACS agrees to undertake a general review in accordance with standard industry practice of the loan documentation listed on note examination checklists to be generated by ACS and approved by LENDER. By undertaking such review, however, ACS does not guarantee or assure the genuineness, accuracy, completeness or compliance of such documentation with any contract or with applicable law and regulation.

..    ABBREVIATED NOTE EXAMINATION

     If LENDER has elected Abbreviated Note Examination, ACS agrees to undertake a general review in accordance with standard industry practice of the loan documentation listed for the categories of data selected by LENDER from note examination checklists to be generated by ACS and approved by LENDER. By undertaking such review, however, ACS does not guarantee or assure the genuineness, accuracy, completeness or compliance of such documentation with any contract or with applicable law and regulation. LENDER acknowledges and agrees that it shall be responsible for any losses or servicing errors which result in whole or in part from missing or inadequate loan documentation which might have been discovered in a Full Note Examination.

..    NO NOTE EXAMINATION

     By electing and instructing ACS not to undertake any Note Examination or other document examination prior to commencing servicing, LENDER acknowledges and agrees that LENDER assumes the risk and full responsibility for missing or inadequate loan documentation and for any losses or servicing errors that might have been avoided had a Full Note Examination been undertaken, and agrees that ACS shall not be liable under any circumstances for any such losses or servicing errors.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT E
                               BLANKET CURE TERMS

     The following Blanket Cure Terms shall apply between LENDER and ACS when in the course of its servicing, ACS submits claims to Guarantors which are rejected by the Guarantor for servicing errors which occurred prior to ACS's servicing or for which ACS is otherwise not liable under the Servicing Agreement.

1.   CURE SERVICES FOR REJECTED ACCOUNT(S)

     A. For any Account rejected by the Guarantor in whole or in part because of servicing error which occurred prior to ACS's servicing or for which ACS is otherwise not liable under the Servicing Agreement, ACS and/or an outside collection agency selected by ACS will attempt to reinstate the guaranty (cure) on the Account under the terms and conditions specified below and for the fees specified herein.

     B.   Cure services shall generally include:

Using best efforts to locate the borrower in the event the borrower's address is invalid;

Upon location, certifying, in a manner acceptable to the Department and the applicable Guarantor, that the borrower has been located in the event a "locate cure" is required;

Performing all written and telephone contacts as required for locate cure by the Department and the Guarantor necessary to claim file the Account with the Guarantor; and/or

Using best efforts to cause the borrower to make one full payment or return a signed repayment obligation (RO) in the event a "payment or RO cure" is required.

     C. ACS will use best efforts to undertake such cure services within 30 days of receipt of a rejected Account. If ACS is unable to cure the Account within an approximate 45-day period following commencement of cure services, or if ACS in its sole judgment determines not to attempt to cure the Account itself, ACS will place the Account with a "1st placement" outside collection agency for a period generally not longer than 180 days. If the "1st placement" collection agency is unable to cure the Account within the specified time frame, ACS will then place the Account with a "2nd placement" collection agency for a period generally not longer than 270 days. If the "2nd placement" collection agency is unable to cure the Account within the specified time frame, ACS will then place the Account with a "3rd placement" collection agency for a period generally not longer than an additional 270 days. Following placement with any outside collection agency, ACS shall only be responsible for administrative services in interfacing with such agency on the Accounts involved. ACS shall not have any responsibility for training or otherwise supervising the outside collection agency or its personnel.

     D. For the cure services specified herein, LENDER shall pay to ACS a fee for each Account cured as specified in Exhibit E-1. Such fees are subject to adjustment from time to time upon 30 days' prior written notice from ACS to LENDER.

     E. If LENDER wishes ACS to arrange on LENDER's behalf for additional collection agency services on rejected Accounts for which no cure is successfully accomplished hereunder, the terms applicable thereto are set forth in Exhibit E-2. If no Exhibit E-2 is attached, ACS shall not provide such services.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

2.   LIMITATIONS ON ACS'S LIABILITY

     A. LENDER acknowledges that in placing Accounts with outside collection agencies, ACS is merely providing an administrative service to LENDER. Accordingly, ACS does not guarantee the success of its or any outside collection agency's cure efforts and shall not otherwise be responsible for the failure of any cure efforts to reinstate or obtain payment of any Account. ACS makes no warranties or representations, expressed or implied, regarding the cure services or the outside collection agencies used.

     B. Subject to the provisions set forth herein, in the event of any error by ACS for which ACS would be liable under the Servicing Agreement, ACS shall be responsible only for reperformance of any cure activity or erroneous processing to the extent practicable and necessary without charge to LENDER. With respect to cure services under this Exhibit, ACS shall not otherwise be liable for damages or other monetary relief except in the case of ACS's gross negligence or willful misconduct.

     C. ACS shall not under any circumstances, regardless of any failure of the foregoing remedies, be liable for (i) the error or misconduct of any outside collection agency, or (ii) for losses or damages caused by circumstances or events beyond ACS's reasonable control, or (iii) for any special, indirect, incidental, punitive, or consequential damages of any nature.

3.   TERMINATION

The cure services provided for in this Exhibit may be terminated by either party upon 30 days' written notice to the other. Termination shall not affect any payment obligations of the parties arising from services provided during the term of the Servicing Agreement, or from cures obtained on Accounts after termination. Following termination, unless otherwise instructed by LENDER in writing, ACS shall permit the outside collection agencies to continue to work any Accounts already placed which such agencies believe will result in a cure within a reasonable period of time following termination. All other Accounts shall be recalled from such agencies within 30 days after termination.

4.   EXCLUSIONS AND DECONVERSION

LENDER hereby gives approval for ACS to undertake the cure services outlined in
Section 1 of this Exhibit on Accounts with a principal balance outstanding (PBO) of $500 or greater. Accounts with PBOs less than the aforementioned amount or Accounts which are not successfully cured within the time frames described above will be deconverted for the fees specified in the Servicing Agreement.

5.   INCORPORATION BY REFERENCE

The terms of the Servicing Agreement are incorporated herein by reference and shall be applicable to the cure services contemplated by this Exhibit, to the extent not inconsistent with or contrary to any provision herein. In the event of any conflict, the terms of this Exhibit shall prevail.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                   EXHIBIT E-1
                                    CURE FEES

     Subject to the Blanket Cure Terms to which this Exhibit E-1 is attached, the following fees shall apply to all services provided thereunder:

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT F
                        PLUS CREDIT REVIEW SERVICES TERMS

ACS shall provide the following PLUS Credit Review Services, subject to all of the terms and conditions of the Servicing Agreement to which this Exhibit F is attached.

1.   DEFINITIONS

     A. As used herein the following words shall have the meanings respectively indicated:

"Adverse Credit" or "Adverse Credit history" means that the credit history of an Applicant reflects any condition or event which would at the time of such Loan Application disqualify the Applicant from eligibility for a PLUS Loan under the Higher Education Act or any applicable Guarantor Regulations. As of the effective date hereof, each of the following is understood to be a disqualifying Adverse Credit item which will be identified by ACS on its credit review reports:

          (a) any account or debt shown on the Applicant's credit report is ninety (90) or more days delinquent as of the date of the credit report; or

          (b) at any time during the five (5) years preceding the date of the credit report, the Applicant has been the subject of a default determination, bankruptcy discharge, foreclosure, repossession, tax lien, wage garnishment, or write-off of a Higher Education Act, Title IV debt.

"Applicant" means an individual who has submitted a Loan Application to LENDER.

"Borrower" means an individual who is the maker or co-maker of a promissory note and who obtains a PLUS Loan from LENDER in accordance with the Higher Education Act and any applicable Guarantor Regulations.

"Educational Institution" means any institution of postsecondary education which is an "eligible institution" under the Higher Education Act and is eligible under any applicable Guarantor Regulations.

"Loan Application" means the application for a PLUS Loan, which application must be executed by a prospective Borrower, certified by an Educational Institution, and accepted by LENDER.

"PLUS Loan" means a loan made under the Federal PLUS Program established under the Higher Education Act.

"Servicing Agreement" shall mean the Servicing Agreement between ACS and LENDER to which these PLUS Credit Review Services Terms are attached, or to which they relate.

     B. Any other capitalized terms used herein shall have the same meanings as set forth in the Servicing Agreement, unless the context otherwise requires.

2.   CREDIT REVIEW SERVICES

     A. ACS and LENDER hereby agree to a PLUS credit review services arrangement whereby--

          LENDER agrees to make PLUS Loans to individuals eligible to be Borrowers pursuant to the terms of the Higher Education Act and any applicable Guarantor Regulations;

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

          ACS agrees to act as an agent of LENDER for the receipt, evaluation, handling and maintenance of certain PLUS Loan credit information on behalf of LENDER, in order to assist LENDER in making decisions with respect to the approval or denial of PLUS Loans consistent with the terms of the Higher Education Act and any applicable Guarantor Regulations; and

          LENDER makes the final lending decision, in accordance with the procedures established herein and such credit history appeal processes (relating to credit report errors or extenuating circumstances) as may be further determined by LENDER.

     B. ACS agrees to provide the following credit review services on behalf of LENDER:

          Review Loan Applications for information required by credit bureaus for performing a credit check. In this regard, LENDER shall assure that all Loan Applications with co-Applicants shall include the social security number of each Applicant. LENDER or the Educational Institution of the Applicant(s) will be contacted if additional information is required.

          Generate and submit to a national credit bureau appropriate Applicant information for the purpose of obtaining credit information for each Applicant.

          Receive and evaluate a credit report from a national credit bureau for each Applicant. ACS shall be entitled to rely upon all information furnished to ACS by a national credit bureau and shall not be liable or responsible in any manner for any inaccuracy or error contained in the credit report obtained by ACS on LENDER's behalf from a national credit bureau.

          Identify each Applicant for a PLUS Loan who does not have an Adverse Credit history by generating and providing to LENDER a disbursement report related to loan origination.

          Identify each Applicant for a PLUS Loan who has an Adverse Credit history by generating and providing to LENDER a credit review report which:

               a. Lists the name, address, and social security number of each Applicant who has an Adverse Credit history;

               b. Lists the Adverse Credit factors found on the Applicant's credit bureau report which, absent extraordinary circumstances, require credit denial; and

               c. Provides the name and address of the credit bureau accessed for the Adverse Credit history information.

          Generate and mail to the Applicant an "adverse action" letter on behalf of LENDER and in LENDER's name with respect to each Applicant who has been identified as having an Adverse Credit history, within 30 days after ACS receives a completed Loan Application from LENDER and the credit bureau report.

          Upon request by LENDER from time to time, return the original or a copy of each Loan Application processed by ACS (other than electronically transmitted Loan Applications, which will not be transmitted to LENDER) for which an Adverse Credit history exists, and other information in ACS's possession regarding its review of such Loan Application.

          Maintain accurate books and records of all transactions hereunder, including Adverse Credit history reports of Applicants processed for LENDER hereunder.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     C. LENDER agrees that, with respect to all PLUS Loans processed under these PLUS Credit Review Services Terms, it will:

          Assure that all information set forth in Loan Applications and all other information provided to ACS in connection with the performance of its services hereunder is accurate and complete.

          Be responsible for handling and evaluating all appeals of credit denial.

          Communicate, if appropriate after the credit denial appeal process is completed, its approval of a Loan Application to ACS for each Applicant which ACS previously identified as possessing an Adverse Credit history by submitting a letter attached to the Loan Application (or a copy of the Loan Application) requesting the PLUS Loan to be guaranteed, due to error or other extenuating circumstances relating to the original credit information obtained by ACS on LENDER's behalf, and properly documenting such error correction or other extenuating circumstances.

     D. Nothing contained in these PLUS Credit Review Services Terms shall make ACS a loan production office or a holder or originator of any PLUS Loan, the application of which has been processed hereunder. LENDER acknowledges that it has sole authority and responsibility for the decision to approve or deny PLUS Loans hereunder.

3.   TERM

The credit review services contemplated by these PLUS Credit Review Services Terms shall commence on the date first mentioned above and continue until the sooner of (i) termination by either party, with or without cause, upon not less than thirty (30) days' written notice to the other party; or (ii) automatic termination upon the termination or expiration of the Servicing Agreement.

4.   LIABILITY LIMITATIONS

In performing its PLUS Loan credit review services and other Loan Application processing functions, ACS shall only be liable for its own gross negligence or intentional misconduct. ACS shall have no responsibility for the inaccuracy or incompleteness of any Loan Application or credit bureau report or the information contained thereon, or for any credit decision made by the Lender. Subject to the foregoing, the provisions of the Servicing Agreement limiting ACS's liability are also hereby incorporated by reference and shall be binding between the parties hereto with respect to the PLUS Loan credit review services and other matters contemplated herein.

5.   INCORPORATION BY REFERENCE

The terms of the Servicing Agreement are incorporated herein by reference and shall be applicable to the PLUS Loan credit review services, to the extent not inconsistent with or contrary to any provision herein. In the event of any conflict, the terms of this Exhibit shall prevail.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                    EXHIBIT G
                          AFFILIATE SERVICING ADDENDUM

     THIS AFFILIATE SERVICING ADDENDUM is made this ___ date of ___________, 2002 (the "Affiliate Servicing Addendum"), by and among ACS EDUCATION, SERVICES, INC. ("ACS"), EDUCATION LENDING SERVICES, INC. ("ELS"), __________________________ ("Affiliate") and _______________________________ as
the eligible lender trustee on behalf of the Affiliate ("Affiliate Eligible Lender Trustee").

     This Affiliate Servicing Addendum is an addendum to that certain Servicing Agreement among ACS, ELS and Fifth Third Bank as eligible lender trustee on behalf of ELS (the "ELS ELT") dated as of _____________, 2002, including all amendments, addenda, attachments, exhibits and schedules thereto (herein the "Servicing Agreement").

     Capitalized terms used in this Affiliate Servicing Addendum without definitions shall have the meanings ascribed to such terms in the Servicing Agreement.

     WHEREAS, ELS desires ACS to provide the services set forth in the Servicing Agreement for the Affiliate and the Affiliate Eligible Lender Trustee; and

     WHEREAS, ACS agrees to provide the services set forth in the Servicing Agreement with respect to student loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee acting on its behalf under the terms of the Servicing Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, and intending to be legally bound, ACS, ELS, Affiliate and Affiliate Eligible Lender Trustee agree as follows:

     (1) ACS and ELS agree to amend the existing Servicing Agreement by adding this Affiliate Servicing Addendum to the Agreement. For purposes of construing the Servicing Agreement in order to carry out the intention of this Affiliate Servicing Addendum, (i) each reference to LENDER in the Servicing Agreement shall mean the Affiliate and; (ii) each reference to the Eligible Lender Trustee in the Servicing Agreement shall mean the Affiliate Eligible Lender Trustee.

     (2) ACS agrees to perform its duties and obligations for the Affiliate and the Affiliate Eligible Lender Trustee in accordance with the terms and conditions set forth in the Servicing Agreement, as amended, for student loans owned by the Affiliate and held by the Affiliate Eligible Lender Trustee. ELS, Affiliate and Affiliate's Eligible Lender Trustee agree to perform their respective duties and obligations in accordance with the terms and conditions set forth in the Servicing Agreement, as amended.

     (3) ELS shall be responsible for and agrees to pay all fees due to ACS for services rendered to the Affiliate and the Affiliate Eligible Lender Trustee by ACS under the Servicing Agreement with respect to the student loans owned by the Affiliate. ACS shall not be required to separately bill Affiliate and Affiliate Eligible Lender Trustee, but shall bill ELS directly for services provided hereunder to Affiliate and Affiliate Eligible Lender Trustee. In addition, ELS shall be responsible for all aspects of the relationship, support services, and interface with Affiliate, it being understood that ACS shall have no obligation to deal with Affiliate directly with respect to loan servicing or related issues, and ACS shall be entitled to rely on any instructions given by ELS on behalf of Affiliate.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

     (4) Notwithstanding Section (1) above, ELS, rather than Affiliate or Affiliate Eligible Lender Trustee, shall have the right to terminate the Servicing Agreement with respect to the services provided to the Affiliate and the Affiliate Eligible Lender Trustee on the terms and conditions set forth in the Servicing Agreement.

(5) All notices or other communications by one of the parties hereto to the Affiliate shall be addressed as follows:
     _____________________________________; and to the Affiliate Eligible Lender
     Trustee as follows: _______________________________________, or such other address as may be indicated from time to time by such party.

(6) This Affiliate Servicing Addendum shall be effective as of the first date written above.

(7) This Affiliate Servicing Addendum may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

(8) By signing this Affiliate Servicing Addendum, each party certifies that it has the power and authority to execute and deliver this Affiliate Servicing Addendum and to carry out its terms and the terms of the Servicing Agreement, and the execution, delivery and performance of this Affiliate Servicing Addendum has been duly authorized by each respective entity.

IN WITNESS WHEREOF, the parties hereto caused this instrument to be duly executed as of the month, day and the year of this Affiliate Servicing Addendum.

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                        ACS EDUCATION SERVICES, INC.
                                        as Servicer


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        EDUCATION LENDING SERVICES, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        [                                      ]
                                         --------------------------------------
                                        as Affiliate


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        [                                      ]
                                         --------------------------------------
                                        as Affiliate Eligible Lender Trustee


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----

1.   ACS Obligations.........................................................  1

2.   LENDER Obligations......................................................  4

3.   Banking.................................................................  4

4.   Charges.................................................................  5

5.   Term and Termination....................................................  6

6.   Reviews and Audits......................................................  7

7.   Representations, Warranties and Covenants of ACS........................  7

8.   Exclusion of Warranties and Limitations of ACS's Liability..............  9

9.   Indemnification......................................................... 11

10.  Contingency Plan........................................................ 11

11.  Financial and Administrative Responsibility............................. 11

12.  Waiver of Jury Trial.................................................... 11

13.  Miscellaneous........................................................... 12

14.  Insurance Coverage...................................................... 14

15.  Security Interest of Indenture Trustee.................................. 14

16.  Servicing for Affiliates................................................ 15

EXHIBIT A ORIGINATION SERVICES............................................... 16

EXHIBIT A-1 SERVICE LEVEL METRICS............................................ 18

EXHIBIT B POST-ORIGINATION SERVICES.......................................... 20

EXHIBIT C SERVICING FEES............................Error! Bookmark not defined.

EXHIBIT D NOTE EXAMINATION ELECTION.......................................... 23

EXHIBIT E BLANKET CURE TERMS................................................. 24

EXHIBIT E-1 CURE FEES........................................................ 26

EXHIBIT F PLUS CREDIT REVIEW SERVICES TERMS.................................. 27

[LOGO OF ACS]

                                   FEDERAL FFEL
                                   ---------------------------------------------
                                   SERVICING AGREEMENT

EXHIBIT G AFFILIATE SERVICING ADDENDUM....................................... 30